ADVANCED SERIES TRUST

AST PIMCO Limited Maturity Bond Portfolio

Supplement dated July 1, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with your currently effective Summary Prospectus (the Summary Prospectus) for the Advanced Series Trust AST PIMCO Limited Maturity Bond Portfolio (the Trust, and the series thereof, the Portfolio) and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

The Board of Trustees (the Board) of the Trust has approved replacing Pacific Investment Management Company LLC (PIMCO) as the sole subadviser for the Portfolio with BlackRock Financial Management, Inc. (BlackRock). The Portfolio’s investment objective, investment strategy and name will also change. These changes are expected to become effective on or about July 13, 2015.

To reflect these changes, effective on or about July 13, 2015, the Summary Prospectus is revised as follows:

         I.            All references in the Summary Prospectus to AST PIMCO Limited Maturity Bond Portfolio are hereby changed to AST BlackRock Low Duration Bond Portfolio.

       II.            The description of the Investment Objective in the “SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO” section of the Summary Prospectus is hereby deleted and replaced with the following:

Investment Objective. The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

III. The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the “SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the following:

Principal Investment Strategies. The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Portfolio may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio’s assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.

The subadviser evaluates sectors of the bond market and individual securities within these sectors. The subadviser selects bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

IV. The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the “SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the following:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Thomas Musmanno, CFA	Managing Director	July 2015
AST Investment Services, Inc.		Scott MacLellan, CFA	Director	July 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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